Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary Of Significant Accounting Policies
Summary Of Significant Accounting Policies

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

In preparing our financial statements, we use estimates and assumptions that may affect reported amounts and disclosures. Estimates are used when accounting for investments, depreciation, amortization, leases, accrued liabilities including warranties, employee benefits, derivatives, stock based compensation, income taxes, solar energy system installation and related costs, percentage-of-completion on long-term construction contracts, the fair value of assets and liabilities recorded in connection with business combinations, goodwill and asset valuation allowances among others. These estimates and assumptions are based on current facts, historical experience and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the recording of revenue, costs and expenses that are not readily apparent from other sources. To the extent there are material differences between the estimates and actual results, our future results of operations would be affected.

Reclassifications

Effective January 1, 2009, MEMC adopted an accounting standards update included in ASC 810, Consolidation, which amends prior guidance to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary, which is sometimes referred to as minority interest, is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. Among other requirements, this statement requires consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interest. It also requires disclosure, on the face of the statement of operations, of the amounts of consolidated net income attributable to the parent and to the noncontrolling interest.

MEMC now includes noncontrolling interests in consolidated net income for current and prior periods. Earnings per share, however, continue to be based on the net income attributable to MEMC stockholders. Additionally, comprehensive income attributable to the noncontrolling interests is deducted from consolidated comprehensive income to arrive at the comprehensive income attributable to MEMC stockholders. Noncontrolling interests have also been reclassified to equity for current and prior periods on the condensed consolidated balance sheet and stockholders' equity. The adoption of this update did not have a material impact on our financial statements.

We have separately presented for comparison purposes the corresponding prior year amounts for solar energy systems held for development and sale, property, plant and equipment, current portion and long term portion of debt, and current portion and long term portion of solar energy system debt. In accordance with the presentation requirements for consolidated variable interest entities ("VIEs"), which we adopted on January 1, 2010, we have separately presented the material assets and liabilities of these VIEs on our consolidated balance sheets. We discuss our adoption of the reporting requirements for consolidated VIEs below.

Principles of Consolidation

Our consolidated financial statements include the accounts of MEMC Electronic Materials, Inc. and our wholly and majority-owned subsidiaries including the consolidation of SunEdison and Solaicx. We record noncontrolling interest for non-wholly owned consolidated subsidiaries. All significant intercompany balances and transactions among our consolidated subsidiaries have been eliminated. We have also eliminated our pro-rata share of sales, costs of goods sold and profits related to sales to equity method investees.

Business Combinations

Effective January 1, 2009, MEMC adopted an accounting standards update included in ASC 805, "Business Combinations," which establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in an acquiree, including the recognition and measurement of goodwill acquired in a business combination. This update is effective for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with the exception of the accounting for valuation allowances on deferred taxes and acquired tax contingencies. The adoption of this update did not impact our financial position on January 1, 2009.

Variable Interest Entities

SunEdison's business generally involves the formation of special purpose vehicles (referred to as "project companies") to own the project assets and execute agreements for the construction and maintenance of the assets, as well as power purchase agreements or feed in tariff agreements with a buyer who will purchase the electricity generated from the solar energy system once it is operating. SunEdison may establish joint ventures with non-related parties to share in the risks and rewards associated with solar energy system development, which are facilitated through equity ownership of a project company. The project companies engage SunEdison to engineer, procure, and construct the solar energy system and may separately contract with SunEdison to perform predefined operational and maintenance services post construction. We evaluate the terms of those contracts as well as the joint venture agreements to determine if the entity is a VIE, as well as if SunEdison is the primary beneficiary.

Effective January 1, 2010, we adopted new accounting, presentation, and disclosure requirements related to VIEs which did not impact our conclusion of the consolidation of our VIEs that were consolidated under the previous guidance. Accordingly, there was no impact to our financial position on the date of adoption. During 2010, we became investors in several new VIEs.

VIEs are primarily entities that lack sufficient equity to finance their activities without additional financial support from other parties or whose equity holders, as a group, lack one or more of the following characteristics: (a) direct or indirect ability to make decisions, (b) obligation to absorb expected losses, or (c) right to receive expected residual returns. VIEs must be evaluated quantitatively and qualitatively to determine the primary beneficiary, which is the reporting entity that has (a) the power to direct activities of a VIE that most significantly impact the VIEs economic performance and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. The primary beneficiary is required to consolidate the VIE for financial reporting purposes. A VIE should have only one primary beneficiary, but may not have a primary beneficiary if no party meets the criteria described above.

To determine a VIEs primary beneficiary, an enterprise must perform a qualitative assessment to determine which party, if any, has the power and benefits. Therefore, an enterprise must identify which activities most significantly impact the VIEs economic performance and determine whether it, or another party, has the power to direct those activities. When evaluating whether we are the primary beneficiary of a VIE, and must therefore consolidate the entity, we perform a qualitative analysis that considers the design of the VIE, the nature of our involvement and the variable interests held by other parties. If that evaluation is inconclusive as to which party absorbs a majority of the entity's expected losses or residual returns, a quantitative analysis is performed to determine the primary beneficiary.

For our consolidated VIEs, we have presented separately on our consolidated balance sheets, to the extent material, the assets of our consolidated VIEs that can only be used to settle specific obligations of the consolidated VIE, and the liabilities of our consolidated VIEs for which creditors do not have recourse to our general assets outside of the VIE.

As of December 31, 2010 we are the primary beneficiary of eight VIEs, all of which we consolidate, five of which existed as of December 31, 2009 and were consolidated by the Company under the previous guidance. We did not recognize any gain or loss on the initial consolidation of each VIE.

The Company determined that eight and five project companies that we held equity in as of December 31, 2010 and 2009 respectively, should be consolidated because the entities are VIEs due to levels of equity that require additional funding and we retain economic interests greater than our voting interests. We are the primary beneficiary of the VIEs because we manage the activities that can significantly influence the operational results and because we participate in a significant level of the profits and losses of the entity.

Cash and Cash Equivalents

Cash equivalents include highly liquid commercial paper, time deposits and money market funds with original maturity periods of three months or less when purchased. The majority of our cash and cash equivalents are held outside the U.S. Total cash and cash equivalents maintained by foreign subsidiaries whose functional currency is not the U.S. dollar were $101.3 million and $114.5 million as of December 31, 2010 and 2009, respectively. Cash and cash equivalents consist of the following:

	As of December 31,
	2010	2009
Dollars in millions

Cash	$548.1	$191.2

Cash Equivalents:

Commercial paper	—	6.7

Time deposits	74.0	151.7

Money market funds	85.2	283.1

	$707.3	$632.7

Restricted Cash

Restricted cash consists of cash on deposit in financial institutions that are restricted from use in operations. In certain transactions, we have agreed to issue a letter of credit or provide security deposits regarding the performance or removal of a solar energy system. Incentive application fees are deposited with local governmental jurisdictions which are held until the construction of the applicable solar energy system is completed. In addition, cash received during the lease term of a sale leaseback transaction is subject to a security and disbursement agreement which generally establishes a reserve requirement for scheduled lease payments under our master lease agreements as discussed in Sale with a leaseback for each leaseback arrangement, as well as certain additional reserve requirements that may be temporarily required in an accrual account. All of the reserve requirements for scheduled lease payments for all projects under each master lease agreement must be satisfied before cash is disbursed under the master lease agreements.

Investments

Short and long-term investments consist of the following:

Time Deposits. Time deposits, classified as short-term investments, are comprised mainly of demand deposits with commercial banks or investment companies having fixed original maturities exceeding three months but less than or equal to one year, with fixed interest rates and including pre-payment penalties for early withdrawal. Purchases and sales of these time deposits are included in investing activities in the consolidated statements of cash flows.

Trading Investments. All trading investments including auction rate securities were liquidated during 2010. At December 31, 2009 trading investments were stated at fair value, with realized and unrealized gains or losses resulting from changes in fair value recognized in non-operating income and expense. Included in trading investments were auction rate securities. Purchases and sales of trading investments, including the liquidation of those investments in 2010, are included in operating activities in the consolidated statements of cash flows.

Cost and Equity Method Investments. Cost method investments are initially recorded and subsequently carried at their historical cost and income is recorded to the extent there are dividends. We use the equity method of accounting for our equity investments where we hold more than 20 percent of the outstanding stock of the investee's stock or where we have the ability to significantly influence the operations or financial decisions of the investee. We initially record the investment at cost and adjust the carrying amount each period to recognize our share of the earnings or losses of the investee based on our percentage of ownership. We review our equity and cost method investments periodically for indicators of impairment.

Available-for-Sale Investments. Investments designated as available-for-sale are reported at fair value, with unrealized gains and losses, net of tax, recorded in accumulated other comprehensive income. Purchases and sales of available-for-sale investments are included in investing activities in the consolidated statements of cash flows.

Investments are evaluated at each period end date for impairment, including classification as temporary or other than temporary. Unrealized losses are recorded to other income and expense when a decline in fair value is determined to be other-than-temporary. We review several factors to determine whether a loss is other-than-temporary. These factors include but are not limited to: (i) the nature of the investment; (ii) the cause and duration of the impairment; (iii) the extent to which fair value is less than cost; (iv) the financial condition and near term prospects of the issuer; and (v) our ability to hold the security for a period of time sufficient to allow for any anticipated recovery in fair value. Realized gains and losses are accounted for on the specific identification method. We determine the fair value of our debt securities using quoted prices from active and inactive markets, traded prices for similar assets, or fair value measurements based on a pricing model. We also review our ability and intent to liquidate our investments within the next 12 month operating cycle to determine the appropriate short or long-term classification. Our ability to liquidate is determined based on a review of current and short-term credit and capital market conditions and the financial condition and near term prospects of the issuer.

Effective April 1, 2009, MEMC adopted an accounting standards update included in ASC 320, Investments—Debt and Equity Securities, which amends the previous other-than-temporary impairment guidance in U.S. GAAP for debt securities to make the guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. This update did not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. MEMC applied the guidance in this update to our valuations for our asset-backed securities, mortgage-backed securities and corporate debt securities beginning in the second quarter of 2009. As a result of the adoption, we recorded an adjustment of $0.3 million to increase our beginning retained earnings at that date with the offset to accumulated other comprehensive loss.

Effective April 1, 2009, MEMC adopted an accounting standards update included in ASC 820, Fair Value Measurements and Disclosures, which provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. This update also included guidance on identifying circumstances that indicate a transaction is not orderly. MEMC applied the guidance in this update in our evaluation of our asset-backed securities, mortgage-backed securities and corporate debt securities beginning in the second quarter of 2009 and it did not impact our financial position or results of operations.

Allowance for Doubtful Accounts

We establish an allowance for doubtful accounts to adjust our receivables to amounts considered to be ultimately collectible. Our allowance is based on a variety of factors, including the length of time receivables are past due, significant one-time events, the financial health of our customers and historical experience. The balance of our allowance for doubtful accounts was $7.8 million and $10.0 million as of December 31, 2010 and 2009, respectively. Provision for bad debt expense was $1.4 million benefit, $4.2 million expense and $5.7 million expense for the years ended December 31, 2010, 2009 and 2008, respectively. There were $0.7 million of write-offs for bad debts for the year ended December 31, 2010 and no material write-offs for the year ended December 31, 2009.

Inventories

Inventories in our Semiconductor Materials and Solar Materials segments consist of raw materials, labor and manufacturing overhead, and are valued at the lower of cost or market. Fixed overheads are allocated to the costs of conversion based on the normal capacity of our production facilities. Unallocated overheads during periods of abnormally low production levels are recognized as cost of goods sold in the period in which they are incurred. Semiconductor Materials and Solar Materials raw materials are stated at weighted-average cost and Semiconductor Materials and Solar Materials goods in process and finished goods inventories are stated at standard cost as adjusted for variances, which approximates weighted-average actual cost. The valuation of inventory requires us to estimate excess and slow moving inventory. The determination of the value of excess and slow moving inventory is based upon assumptions of future demand and market conditions. If actual market conditions are less favorable than those projected by management, additional inventory write-downs may be required.

Solar energy system inventories consist primarily of raw materials (such as solar panels). The cost of SunEdison inventories is based on the first-in, first-out (FIFO) method for raw materials. If SunEdison executes a contract with a customer in which the system will be retained or there will be a capitalized leased asset, the solar panel inventory is reclassified to property plant and equipment – construction in progress when the materials are issued to a jobsite.

Solar Energy Systems Held for Development and Sale

Solar energy systems held for development include solar energy system project related assets for projects that have commenced and are actively marketed and intended to be sold and not transferred to property, plant and equipment. Development costs include capitalizable costs for items such as permits, acquired land, deposits and work-in-process among others. Work-in-process includes materials, overhead and other capitalizable costs incurred to construct solar energy systems. Solar energy systems held for sale includes interconnected or completed solar energy systems. Solar energy systems held for sale are available for immediate sale in their present conditions subject only to terms that are usual and customary for sales of these types of assets.

Property, Plant and Equipment

We record property, plant and equipment at cost and depreciate it evenly over the assets' estimated useful lives as follows:

Years
Buildings and improvements	4-60

Machinery and equipment	1-25

Software	3-6

Solar energy systems	23-30

Expenditures for repairs and maintenance are charged to expense as incurred. Additions and betterments are capitalized. The cost and related accumulated depreciation on property and equipment sold or otherwise disposed of are removed from the capital accounts and any gain or loss is reported in current-year operations.

We may sell a solar energy system and simultaneously lease back the solar energy system. Property, plant and equipment accounted for as capital leases, (primarily solar energy systems) are depreciated over the life of the lease. Solar energy systems that have not reached consummation of a sale under real estate accounting and have been leased back are recorded at the lower of the original cost to construct the system or its fair value and depreciated over the equipment's estimated useful life. For those sale leasebacks accounted for as capital leases, the gain, if any, on the sale leaseback transaction is deferred and recorded as a contra-asset that reduces the cost of the solar energy system, thereby reducing depreciation expense over the term of the lease. Generally, as a result of various tax attributes that accrue to the benefit of the lessor/tax owner, solar energy systems accounted for as capital leases are recorded at the net present value of the future minimum lease payments because this amount is lower than the cost and fair market value of the solar energy system at the lease inception date.

Leasehold improvements are depreciated over the shorter of the estimated remaining useful life of the asset or the remaining lease term, including renewal periods considered reasonably assured of execution. Consolidated depreciation expense for the years ended December 31, 2010, 2009 and 2008 was $158.9 million, $123.6 million and $104.0 million, respectively. We recorded in depreciation expense $4.5 million and $0.6 million of depreciation for assets recorded under capital leases in December 31, 2010 and 2009, respectively.

When we are entitled to incentive tax credits for property, plant and equipment, we reduce the asset carrying value by the amount of the credit, which reduces future depreciation.

The cost of constructing facilities, equipment and solar energy systems includes interest costs. Capitalized interest totaled $5.1 million, $0.4 million and $0.8 million in 2010, 2009 and 2008, respectively.

Asset retirement obligations are recognized at fair value in the period in which they are incurred and the carrying amount of the related long-lived asset is correspondingly increased. Over time, the liability is accreted to its future value. The corresponding asset capitalized at inception is depreciated over the useful life of the asset. We operate under solar power services agreements with customers that include a requirement for the removal of the solar energy systems at the end of the term of the agreement.

In addition, we could have certain legal obligations for asset retirements related to disposing of materials in the event of closure, abandonment or sale of certain of our manufacturing facilities. We plan to operate the facilities that are subject to the asset retirement obligations for an indeterminate period beyond the foreseeable future and as such, cannot estimate a liability at December 31, 2010, except for one facility, for which we have recorded an asset retirement obligation. We will recognize a liability in the period in which we have determined the time frame that the asset will no longer operate and information is available to reasonably estimate the liability's fair value.

Impairment of Long-Lived Assets

We periodically assess the impairment of long-lived assets/asset groups when conditions indicate a possible loss. Reviews are performed to determine whether the carrying value of an asset is impaired, based on comparisons to undiscounted expected future cash flows or some other fair value measure. If this comparison indicates that there is impairment, the impaired asset is written down to fair value, which is typically calculated using: (i) quoted market prices or (ii) discounted expected future cash flows utilizing an appropriate discount rate. Impairment is based on the excess of the carrying amount over the fair value of those assets.

In September 2009, MEMC committed to actions to reduce manufacturing costs by shifting manufacturing from our St. Peters, Missouri and Sherman, Texas facilities to other locations which are closer to a number of MEMC's customers. Due to the significance of these actions, we performed an asset impairment analysis of our St. Peters, Missouri and Sherman, Texas long-lived manufacturing asset groups during the third quarter of 2009. Accordingly, we recorded asset impairment charges of $24.6 million in the third quarter of 2009 related to these asset groups. We recorded fixed asset impairment charges of $1.1 million in 2008. See Note 4. There were no asset impairment charges for the year ended December 31, 2010.

Goodwill and Intangible Assets

Goodwill is recorded as the difference, if any, between the aggregate consideration paid for an acquisition and the fair value of the net tangible and intangible assets acquired and liabilities assumed. Goodwill and intangible assets determined to have indefinite lives are not amortized, but rather are subject to an impairment test annually, on December 1, or whenever events or changes in circumstances indicate that the carrying value may not be recoverable.

The goodwill impairment test involves a two-step approach. Under the first step, we determine the fair value of each reporting unit to which goodwill has been assigned. The operating segments of MEMC are the reporting units for the impairment test. We compare the fair value of the reporting unit to its carrying value, including goodwill. If the estimated fair value exceeds the carrying value, no impairment loss is recognized. If the carrying value exceeds the fair value, goodwill is considered potentially impaired and the second step is completed in order to measure the impairment loss. Under the second step (if applicable), we would calculate the implied fair value of goodwill by deducting the fair value of all tangible and intangible net assets, including any unrecognized intangible assets, of the reporting unit from the fair value of the reporting unit as determined in the first step. We then compare the implied fair value of goodwill to the carrying value of goodwill. If the implied fair value of goodwill is less than the carrying value of goodwill, we recognize an impairment loss equal to the difference. Prior to the acquisition of SunEdison on November 20, 2009, we did not have goodwill. We performed our annual goodwill impairment test as of December 1, 2010 as it relates to the SunEdison and Solaicx goodwill and determined there was no impairment of goodwill.

Intangible assets that have determinable estimated lives are amortized over those estimated lives. The straight-line method of amortization is used because it best reflects the pattern in which the economic benefits of the intangible asset are consumed or otherwise used up. The amounts and useful lives assigned to intangible assets acquired, other than goodwill, impact the amount and timing of future amortization. The value of our intangible assets, including goodwill, could be impacted by future adverse changes such as: (i) any future declines in our operating results, (ii) a decline in the valuation of solar industry company stocks, including the valuation of our common stock, (iii) a further significant slowdown in the worldwide economy or the solar industry or (iv) any failure to meet the performance projections included in our forecasts of future operating results.

The useful lives of our intangible assets subject to amortization are as follows:

Years
Favorable energy credits	4-18

Customer sales backlog and relationships	1-6

Trade name	15

Developed technology	5

Other intangible assets consist of power plant development arrangements. These assets were recorded in conjunction with the acquisition of SunEdison and relate to anticipated future economic benefits associated with our customer backlog relationships. These intangible assets will be allocated to fixed assets as the construction of the related solar energy systems stemming from the existing backlog is completed. We performed our annual impairment review for this indefinite lived intangible asset as of December 1, 2010 and determined there was no impairment.

Operating Leases

The Company enters into lease agreements for a variety of business purposes, including office and manufacturing space, office and manufacturing equipment and computer equipment. A portion of these are noncancellable operating leases.

Capital Leases

We are party to master lease agreements that provide for the sale and simultaneous leaseback of certain solar energy systems constructed by SunEdison. For those transactions which do not fall under real estate accounting, we record a lease liability and the solar energy system is retained on our balance sheet. The excess of the cash proceeds of the sale leaseback over the costs to construct the solar energy system is retained by us and used to fund current operations and new solar energy projects. See further discussion in "Revenue Recognition" below.

Customer Deposits

MEMC has executed long-term solar wafer supply agreements, including any amendments, with multiple customers which required the customers to provide security deposits. As of December 31, 2010 and 2009, the balance of these deposits totaled $163.2 million and $200.0 million, respectively. These deposits are required to be refunded to the customers over the next two years, at the end of the contract or are to be applied against a portion of current sales on credit, as set forth in the agreements, unless minimum purchase quantities are not met. The current portion of these customer deposits is $58.8 million. The long-term portion of customer deposits of $104.4 million is included in other non-current liabilities on our consolidated balance sheet. See further discussion in Note 19.

Revenue Recognition

Materials Businesses

Revenue is recognized in our Semiconductor Materials and Solar Materials business segments for product sales when title transfers, the risks and rewards of ownership have been transferred to the customer, the fee is fixed and determinable and collection of the related receivable is reasonably assured, which is generally at the time of shipment for non-consignment orders. In the case of consignment orders, title passes when the customer pulls the product from the assigned storage facility or storage area or, if the customer does not pull the product within a contractually stated period of time (generally 60–90 days), at the end of that period, or when the customer otherwise agrees to take title to the product. Our wafers are generally made to customer specifications and we conduct rigorous quality control and testing procedures to ensure that the finished wafers meet the customer's specifications before the product is shipped. We consider international shipping term definitions in our determination of when title passes. We defer revenue for multiple element arrangements based on an average fair value per unit for the total arrangement when we receive cash in excess of fair value. We also defer revenue when pricing is not fixed or determinable or other revenue recognition criteria is not met.

In connection with our long-term solar wafer supply agreements and subsequent amendments for our Solar Materials segment, we have received various equity instruments and other forms of additional consideration. In each case, we have recorded the estimated fair value of the additional consideration to long-term deferred revenue and will recognize the deferred revenue on a pro-rata basis as product is shipped over the life of the agreements.

SunEdison Business

Solar energy system sales involving real estate

We recognize revenue for solar energy system sales with the concurrent sale or the concurrent lease of the underlying land, whether explicit or implicit in the transaction in accordance with ASC 360-20, Real Estate Sales. For these transactions we evaluate the solar energy system to determine whether the equipment is integral equipment to the real estate; therefore, the entire transaction is in substance the sale of real estate and subject to revenue recognition under ASC 360-20. A solar energy system is determined to be integral equipment when the cost to remove the equipment from its existing location, ship and reinstall at a new site, including any diminution in fair value, exceeds 10 percent of the fair value of the equipment at the time of original installation. For those transactions subject to ASC 360-20, we recognize revenue and profit using the full accrual method once the sale is consummated, the buyer's initial and continuing investments are adequate to demonstrate its commitment to pay, our receivable is not subject to any future subordination, and we have transferred the usual risk and rewards of ownership to the buyer. If these criteria are met and we execute a sales agreement prior to the delivery of the solar energy system and have an original construction period of three months or longer, we recognize revenue and profit under the percentage of completion method of accounting applicable to real estate sales. We did not account for any sales using this method in 2010, 2009 and 2008. If the criteria for recognition under the full accrual method are met except that the buyer's initial and continuing investment is less than the level determined to be adequate, then we will recognize revenue using the installment method. Under the installment method, we record revenue up to our costs incurred and apportion each cash receipt from the buyer between cost recovered and profit in the same ratio as total cost and total profit bear to the sales value.

If we retain some continuing involvement with the solar energy system and do not transfer substantially all of the risks and rewards of ownership, profit shall be recognized by a method determined by the nature and extent of our continuing involvement, provided the other criteria for the full accrual method are met. In certain cases, we may provide our customers guarantees of system performance or uptime for a limited period of time, and our exposure to loss is contractually limited based on the terms of the applicable agreement. In accordance with real estate sales accounting guidance, the profit recognized is reduced by our maximum exposure to loss (and not necessarily our most probable exposure), until such time that the exposure no longer exists.

Other forms of continuing involvement that do not transfer substantially all of the risks and rewards of ownership preclude revenue recognition under real estate accounting and require us to account for any cash payments using either the deposit or financing method. Such forms of continuing involvement may include contract default or breach remedies that provide SunEdison with the option or obligation to repurchase the solar energy system. Continuing involvement described above would include, but not be limited to, operation and maintenance agreements, power warranties and up-time guarantees. Under the deposit method, cash payments received from customers are reported as deferred revenue for solar energy systems on the consolidated balance sheets and under the financing method, cash payments received from customers are considered debt and reported as solar energy financing and capital lease obligations on the consolidated balance sheets.

Solar energy system sales not involving real estate

We recognize revenue for solar energy system sales without the concurrent sale or the concurrent lease of the underlying land at the time a sale arrangement with a third party is executed, delivery has occurred and we have determined that the sales price is fixed or determinable and collectible. For transactions that involve a construction period of three months or longer, we recognize the revenue in accordance with ASC 605-35, Construction-Type and Production-Type Contracts, using the percentage of completion method, measured by expended labor hours to total estimated labor hours at completion for each transaction. Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and travel costs. Selling, general, and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are recognized in full during the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions and final contract settlements, may result in revisions to costs and revenue, and are recognized in the period in which the revisions are determined.

We often construct solar energy systems for which we do not have a fixed-price construction contract and, in certain instances, we may construct a system and retain ownership of the system. For these projects, we earn revenues associated with the energy generated by the solar energy system, capitalize the cost of construction to solar energy system property plant and equipment and depreciate the system over its estimated useful life. For solar energy systems under construction for which we intend to retain ownership and finance the system, we recognize all costs incurred as solar system construction-in-progress.

Sale with a leaseback

We are a party to master lease agreements that provide for the sale and simultaneous leaseback of certain solar energy systems constructed by us. We must determine the appropriate classification of the sale leaseback on a project-by-project basis because the terms of the solar energy systems lease schedule may differ from the terms applicable to other solar energy systems. In addition, we must determine if the solar energy system is considered integral equipment to the real estate upon which it resides. We do not recognize revenue on the sales transactions for any sales with a leaseback. Instead, revenue is recognized through the sale of electricity and energy credits which are generated as energy is produced. The terms of the lease and whether the system is considered integral to the real estate upon which it resides may result in either one of the following sale leaseback classifications:

Capital Lease Arrangements

Sale/capital leaseback classification occurs when the terms of the lease schedule for a solar energy system result in a capital lease classification. Generally, this classification occurs when the term of the lease is greater than 75% of the estimated economic life of the solar energy system. Under a capital lease, a capitalized leased asset and obligation is recorded at the present value of the minimum lease payments. Any gain on the sale is recorded as a reduction of the capitalized leased asset which is then recognized to cost of goods sold through reduced depreciation expense over the term of the lease. As of the SunEdison acquisition date of November 20, 2009 through December 31, 2010, there were no arrangements which resulted in this accounting.

Financing Arrangements

The financing method is applicable when we have determined that the assets under the lease are real estate. This occurs due to either a transfer of land or the transfer of a lease involving real estate and the leased equipment is integral equipment to the real estate. A sale leaseback is classified as a financing sale leaseback if we have concluded the leased assets are real estate, and we have an option to repurchase the assets under our master lease agreements, which would constitute continuing involvement.

Under a financing sale leaseback we do not recognize any upfront profit because a sale is not recognized. The full amount of the financing proceeds is recorded as a liability and a majority of the lease payments are classified as interest expense. The payments to the lessor under the financing transaction for the minimum lease payments are considered interest expense and we expect to recognize a gain upon the final lease payment at the end of the lease term equal to the unamortized balance of the debt. Under a typical sale leaseback accounted for as a financing arrangement, because a majority of all of the payments relate to interest, there is little to no amortization of the original debt balance.

Operations and maintenance

Operations and maintenance revenue is billed and recognized as services are performed. Energy services revenue, generated by energy system rentals, is paid by the customer for the electricity generated. We also provide maintenance and monitoring services. Costs of these revenues are expensed in the period they are incurred.

Energy Credits and Incentives

For SunEdison-owned or capitalized solar energy systems in the U.S., we may receive incentives or subsidies from various state governmental jurisdictions in the form of renewable energy credits ("RECs"), which we sell to third parties. In the State of California, we may also receive performance-based incentives ("PBIs") from public utilities in connection with a program sponsored by the State of California. The Solar Energy segment recorded total PBI and REC revenue of $18.6 million and $7.5 million, respectively, for the year ended December 31, 2010. Both the RECs and PBIs are based on the actual level of output generated from the system. RECs are generated as our solar energy systems generate electricity. Typically, SunEdison enters into five to ten year binding contractual arrangements with utility companies or other investors who purchase RECs at fixed rates. REC revenue is recognized at the time SunEdison has transferred a REC pursuant to an executed contract relating to the sale of the RECs to a third party. For PBIs, production from SunEdison-operated systems is verified by an independent third party and, once verified, revenue is recognized based on the terms of the contract and the fulfillment of all revenue recognition criteria. There are no penalties in the event electricity is not produced for PBIs. However, if production does not occur on the systems for which we have sale contracts for our RECs, we may have to purchase RECs on the spot market or pay specified contractual damages. Historically, we have not had to purchase material amounts of RECs to fulfill our REC sales contracts.

Recording of a sale of RECs and receipt of PBIs under U.S. GAAP are accounted for under ASC 605, Revenue Recognition. There are no differences in the process and related revenue recognition between REC sales to utilities and non-utility customers. Revenue is recorded when all revenue recognition criteria are met, including: there is persuasive evidence an arrangement exists (typically through a contract), services have been rendered through the production of electricity, pricing is fixed and determinable under the contract and collectability is reasonably assured. For RECs, the revenue recognition criteria are met when the energy is produced and a REC is generated and transferred to a third party pursuant to a contract with that party fixing the price for the REC. For PBIs, revenue is recognized upon validation of the kilowatt hours produced from a third party metering company because the quantities to be billed to the utility are determined and agreed to at that time.

Derivative Financial Instruments and Hedging Activities

All derivative instruments are recorded on the balance sheet at fair value. Derivatives not designated as hedge accounting and used to hedge foreign-currency-denominated balance sheet items are reported directly in earnings along with offsetting transaction gains and losses on the items being hedged. Derivatives used to hedge foreign-currency denominated cash flows and floating rate debt may be accounted for as cash flow hedges, as deemed appropriate. Gains and losses on derivatives designated as cash flow hedges are recorded in other comprehensive income and reclassified to earnings in a manner that matches the timing of the earnings impact of the hedged transactions. The ineffective portion of all hedges, if any, is recognized currently in earnings. Derivatives used to manage the foreign exchange risk associated with a net investment denominated in another currency are accounted for as a net investment hedge. The effective portion of the hedge will be recorded in the same manner as foreign currency translation adjustment in other comprehensive income. When the investment is dissolved and MEMC recognizes a gain or loss in other expense, the associated hedge gain or loss in other comprehensive income will be reclassified to other expense.

Derivatives not designated as hedging

During 2006, MEMC signed a long-term supply agreement with a customer, Suntech Power Holdings ("Suntech"). At the same time, MEMC received a fully vested, non-forfeitable warrant to purchase common shares of Suntech. The warrant becomes exercisable over a five year period (20% annually) beginning January 1, 2008 and has a five year exercise period from the date each tranche becomes exercisable. The estimated grant date fair value of the warrant was $66.6 million and was recorded to customer warrant with the offset to deferred revenue – long-term. The non-cash transaction was excluded from the consolidated statements of cash flows. Determining the appropriate fair value model and calculating the fair value of the warrant requires the making of estimates and assumptions, including Suntech's stock price volatility, interest rate, dividends, marketability and expected return requirements. We used a lattice model to determine the warrant's fair value. The assumptions used in calculating the fair value of the warrant represent our best estimates, but these estimates involve inherent uncertainties and the application of our judgment. The warrant is considered a derivative and is therefore marked to market each reporting period. Accordingly, in 2010, 2009 and 2008, $14.0 million, $(5.4) million and $292.5 million, respectively, was recorded as a decrease/(increase) to other assets – long-term and non-operating (income) expense.

We generally use currency forward contracts to manage foreign currency exchange risk relating to current trade receivables with our foreign subsidiaries and current trade receivables and payables with our customers and vendors denominated in foreign currencies (primarily Japanese Yen and Euro). The purpose of our foreign currency forward contract activities is to protect us from the risk that the dollar net cash flows resulting from foreign currency transactions will be negatively affected by changes in exchange rates. We do not hold or issue financial instruments for speculative or trading purposes.

Gains or losses on our forward exchange contracts, as well as the offsetting losses or gains on the related hedged receivables, are included in non-operating (income) expense in the consolidated statements of operations. Net currency losses on unhedged foreign currency positions totaled $0.5 million, $0.8 million and $3.0 million in 2010, 2009 and 2008, respectively.

Derivatives designated as hedging

In addition to the currency forward contracts purchased to hedge transactional currency risks, we have entered into currency forward contracts to hedge cash flow risks associated with future purchases of raw materials denominated in Euros. Our cash flow hedges are designed to protect against the variability in foreign currency rates between the Euro and U.S. Dollars. We will hedge the foreign currency exposure through the second quarter of 2013 when the final payment on the purchase in Euros is expected to be made. The cash flow hedges are accounted for using hedge accounting.

We are party to six interest rate swap instruments that are accounted for using hedge accounting. The interest rate swaps are used to manage risks generally associated with interest rate price fluctuations. Each contract has been accounted for as a qualifying cash flow hedge in accordance with derivative instrument and hedging activities guidance, whereby changes in the fair market value are reflected as adjustments to the fair value of the derivative instruments as reflected in the accompanying consolidated financial statements. The counterparties to these agreements are financial institutions. The fair values of the contracts are estimated by obtaining quotations from the financial institutions. The fair value is an estimate of the net amount that we would pay on December 31, 2010, if the agreements were transferred to other parties or cancelled by us.

Our previous joint venture with Q-Cells SE, which was not consolidated, is a Euro functional currency entity accounted for under the equity method, in which we invested 72.5 million Euros (approximately $105 million) in 2009. In order to manage the changes in foreign currency and any resulting gain or loss associated with this investment, MEMC entered into a Euro currency forward contract for 70.0 million Euros. The forward contract met all the criteria for hedge accounting and the derivative instrument was effective as an economic hedge of foreign exchange risk associated with the hedged net investment. The effective portion of the hedge was recorded in the same manner as foreign currency translation adjustment in other comprehensive income. During 2010, we recognized a gain of $17.3 million on this hedge and at the same time recognized a foreign currency loss on our investment of $14.3 million. Both amounts were recorded in Other, net on our statement of operations, as the remaining investment in Q-Cells and related forward contract were liquidated in the fourth quarter of 2010. See Note 7 for further discussion.

Translation of Foreign Currencies

We determined the functional currency of each subsidiary based on a number of factors, including the predominant currency for the subsidiary's expenditures and the subsidiary's borrowings. When the subsidiary's local currency is considered its functional currency, we translate its financial statements to U.S. Dollars as follows:

•	Assets and liabilities using exchange rates in effect at the balance sheet date; and

•	Statement of income accounts at average exchange rates for the period.

Adjustments from the translation process are presented in accumulated other comprehensive income (loss) in stockholders' equity.

Income Taxes

Deferred income taxes arise because of a different tax basis of assets or liabilities between financial statement accounting and tax accounting, which are known as temporary differences. We record the tax effect of these temporary differences as deferred tax assets (generally items that can be used as a tax deduction or credit in future periods) and deferred tax liabilities (generally items for which we receive a tax deduction, but have not yet been recorded in the Consolidated Statements of Operations). We regularly review our deferred tax assets for realizability, taking into consideration all available evidence, both positive and negative, including historical pre-tax and taxable income (losses), projected future pre-tax and taxable income (losses) and the expected timing of the reversals of existing temporary differences. In arriving at these judgments, the weight given to the potential effect of all positive and negative evidence is commensurate with the extent to which it can be objectively verified.

We believe our tax positions are in compliance with applicable tax laws and regulations. Tax benefits are recognized only for tax positions that are more likely than not to be sustained upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate settlement. Unrecognized tax benefits are tax benefits claimed in our tax returns that do not meet these recognition and measurement standards. Uncertain tax benefits, including accrued interest and penalties, are included as a component of other long-term liabilities because we do not anticipate that settlement of the liabilities will require payment of cash within the next twelve months. The accrual of interest begins in the first reporting period that interest would begin to accrue under the applicable tax law. Penalties, when applicable, are accrued in the financial reporting period in which the uncertain tax position is taken on a tax return. We recognize interest and penalties related to uncertain tax positions in income tax expense, which is consistent with our historical policy. We believe that our income tax liabilities, including related interest, are adequate in relation to the potential for additional tax assessments. There is a risk, however, that the amounts ultimately paid upon resolution of audits could be materially different from the amounts previously included in our income tax expense and, therefore, could have a material impact on our tax provision, net income and cash flows. We review our liabilities quarterly, and we may adjust such liabilities due to proposed assessments by tax authorities, changes in facts and circumstances, issuance of new regulations or new case law, negotiations between tax authorities of different countries concerning our transfer prices between our subsidiaries, the resolution of entire audits, or the expiration of statutes of limitations. Adjustments are most likely to occur in the year during which major audits are closed.

It has been our practice to repatriate to the U.S. a portion of the current year earnings of only one of our foreign subsidiaries and provide U.S. income taxes that would be payable for these earnings when distributed to the U.S. Prior to 2009, we considered the undistributed earnings of the other wholly owned foreign subsidiaries to be permanently reinvested into their respective businesses. We did not provide U.S. income taxes for these earnings as we determined that they would not be remitted to the U.S. in the foreseeable future. During 2009, we changed our determination with respect to one of these wholly owned foreign subsidiaries. The undistributed earnings of this subsidiary are expected to be remitted to the United States in the foreseeable future and therefore require the provision of U.S. income tax upon remittance. We plan foreign remittance amounts based on projected cash flow needs as well as the working capital and long-term investment requirements of our foreign subsidiaries and our domestic operations.

We have made our best estimates of certain income tax amounts included in the financial statements. Application of our accounting policies and estimates, however, involves the exercise of judgment and use of assumptions as to future uncertainties and, as a result, actual results could differ from these estimates. In arriving at our estimates, factors we consider include how accurate the estimate or assumptions have been in the past, how much the estimate or assumptions have changed and how reasonably likely such change may have a material impact.

Stock-Based Compensation

Stock-based compensation expense for all share-based payment awards is based on the estimated grant-date fair value. We recognize these compensation costs net of an estimated forfeiture rate and recognize the compensation costs for only those shares expected to vest on a straight-line basis over the requisite service period of the award, which is generally the option vesting term. We recognize stock-based compensation expense for all grants on a straight-line basis over the requisite service period of the entire award for ratable awards. We estimate the forfeiture rate taking into consideration our historical experience during the preceding four fiscal years.

We routinely examine our assumptions used in estimating the fair value of employee options granted. As part of this assessment, we have determined that our historical stock price volatility and historical pattern of option exercises are appropriate indicators of expected volatility and expected term. The interest rate is determined based on the implied yield currently available on U.S. Treasury zero-coupon issues with a remaining term equal to the expected term of the award. We estimate the fair value of options using the Black-Scholes option-pricing model for our ratable and cliff vesting options.

Contingencies

We record contingent liabilities when the amount can be reasonably estimated and the loss is probable.

Shipping and Handling

Costs to ship products to customers are included in marketing and administration expense in the Consolidated Statements of Operations. Amounts billed to customers, if any, to cover shipping and handling are included in net sales. Cost to ship products to customers were $20.7 million, $9.4 million and $11.2 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Fair Value Measurements

Fair value accounting guidance establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability, and are based on market data obtained from sources independent of MEMC. Unobservable inputs reflect assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

•

Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that MEMC has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Because valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these instruments does not entail a significant degree of judgment.

•

Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Valuations for Level 2 assets are prepared on an individual asset basis using data obtained from recent transactions for identical securities in inactive markets or pricing data from similar assets in active and inactive markets.

•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

We maintain various financial instruments recorded at cost in the December 31, 2010 and 2009 balance sheets that are not required to be recorded at fair value. For these instruments, we used the following methods and assumptions to estimate the fair value:

•

Cash equivalents, restricted cash, accounts receivable and payable, customer deposits, income taxes receivable and payable, short-term borrowings, and accrued liabilities—cost approximates fair value because of the short maturity period; and

•	Long-term debt—fair value is based on the amount of future cash flows associated with each debt instrument discounted at our current borrowing rate for similar debt instruments of comparable terms.

Accounting Standards Updates

In June 2009, the FASB issued an accounting standards update included in ASC 860, Transfers and Servicing, which removes the concept of a qualifying special-purpose entity from previous guidance. This guidance also clarifies the requirements for isolation and limitations on portions of financial assets that are eligible for sale accounting. It is effective for fiscal years beginning after November 15, 2009. This guidance was adopted on January 1, 2010 and did not have a material impact on MEMC's financial position or results of operations.

In June 2009, the FASB issued an accounting standards update included in ASC 810, Consolidation, which amends previous guidance to require an analysis to determine whether a variable interest gives a company a controlling financial interest in a VIE. An ongoing reassessment of financial responsibility is required, including interests in entities formed prior to the effective date of this guidance. This guidance also eliminates the quantitative approach previously required for determining whether a company is the primary beneficiary. It is effective for fiscal years beginning after November 15, 2009. This guidance was adopted on January 1, 2010 and did not have a material impact on MEMC's financial position or results of operations.

In October 2009, the FASB issued Accounting Standards Update 2009-13 ("ASU 2009-13"), which updates the current guidance pertaining to multiple-element revenue arrangements included in ASC Subtopic 605-25. Under the new guidance, when vendor specific objective evidence or third party evidence of the selling price for deliverables in an arrangement cannot be determined, a best estimate of the selling price is required to separate the deliverables and allocate the arrangement consideration using the relative selling price method. ASU 2009-13 will be effective for our annual reporting period beginning January 1, 2011 and we do not expect the adoption to have a material impact on our consolidated results of operations and financial condition.

In April 2010, the FASB issued Accounting Standards Update 2010-17 ("ASU 2010-17"), which updates the current guidance pertaining to the milestone method of revenue recognition included in ASC Topic 605. ASU 2010-17 will be effective for our annual reporting period beginning January 1, 2011. We do not expect the adoption of ASU 2010-17 to have a material impact on our consolidated results of operations and financial condition.

Supplemental Cash Flow Information

	For the year ended December 31,
	2010	2009	2008
In millions

Supplemental disclosures of cash flow information:

Interest payments, net of amount capitalized	$22.2	$1.4	$1.1

Income taxes (refunded) paid, net	$(9.4)	$38.8	$194.4

Supplemental schedule of non-cash investing and financing activities:

Accounts payable incurred (relieved) for acquisition of fixed assets, including solar energy systems	$138.7	$(13.1)	$(6.9)

Conversion of note payable to equity (see Note 8)	$27.0	$—	$—

Acquisition of SunEdison and Solaicx:

Fair value of assets acquired	$65.2	$508.9	$—

Goodwill	56.4	285.3	—

Liabilities assumed and noncontrolling interests	(19.9)	(479.6)	—

Shares of MEMC common stock issued	—	(45.8)	—

Other non-cash consideration	(26.0)	(79.5)	—

Less: cash acquired	(2.2)	(0.8)	—

Cash paid, net of cash acquired	$73.5	$188.5	$—